================================================================================



                         FOURTH SUPPLEMENTAL INDENTURE

                                      to

                                   INDENTURE
                           dated as of June 29, 1998

                                     among

                           FEDERAL-MOGUL CORPORATION

                                  as Issuer,

                 THE GUARANTORS PARTY HERETO FROM TIME TO TIME

                                 as Guarantors

                                      and

                             THE BANK OF NEW YORK

                                  as Trustee



                         Dated as of December 29, 2000



================================================================================

          FOURTH SUPPLEMENTAL INDENTURE, dated as of December 29, 2000 among Federal-Mogul Corporation, a Michigan corporation, as issuer (the "Company"), the companies listed on the signature pages of the Third Supplemental Indenture (as hereinafter defined) that are subsidiaries of the Company (the "Existing Guarantors"), AE Goetze FB Inc., Brake Acquisition Inc., Federal-Mogul Aftermarket of Canada Inc., Federal-Mogul Camshafts, Inc., Federal-Mogul Carolina, Inc., Federal-Mogul Engineered Bearings, Inc., Federal-Mogul Flowery Branch, L.L.C., Federal-Mogul LaGrange, Inc., Federal-Mogul Piston Rings, Inc., Federal-Mogul Powertrain, Inc., Federal-Mogul RPB, Inc., Federal-Mogul Sealing Systems, Inc., Federal-Mogul Sintered Products - Waupun, Inc., Federal-Mogul Sintered Products, Inc., Federal-Mogul South Bend, Inc., Federal-Mogul Systems Protection Group, Inc., Federal-Mogul Technology, Inc., Ferodo America, Inc., Ferodo Technical Center Inc., McCord Sealing, Inc., T&N Industries Inc. and Weyburn Acquisition Corporation, each a direct or indirect wholly-owned subsidiary of the Company (the "New Guarantors"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                                   RECITALS

          An Indenture (as such may be amended, supplemented or modified from time to time, the "Indenture") dated as of June 29, 1998, has been duly executed and delivered by the Company and the companies listed on the signature pages thereto that are subsidiaries of the Company (the "Original Guarantors"), providing for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series.

          The Company and the Original Guarantors have duly executed and delivered a First Supplemental Indenture dated as of June 30, 1998 (the "First Supplemental Indenture"), providing for the issuance of three separate series of Securities designated as the Company's 7 1/2% Notes due July 1, 2004 (the "7 1/2% Notes"), 7 3/4% Notes due July 1, 2006 (the "7 3/4% Notes") and 7 7/8%
Notes due July 1, 2010 (the "7 7/8% Notes," together with the 7 1/2% Notes and the 7 3/4% Notes, the "Notes"), respectively, in the aggregate principal amount of $250,000,000 in the case of the 7 1/2% Notes, $400,000,000 in the case of the 7 3/4% Notes, and $350,000,000 in the case of the 7 7/8% Notes, each series guaranteed by each of the Original Guarantors, on the terms set forth therein.

          The Company, the Original Guarantors and F-M UK Holding Limited ("F-M UK Holding") have duly executed and delivered a Second Supplemental Indenture dated as of [July 21], 1998 (the "Second Supplemental Indenture"), providing for the guarantee of each of the aforementioned series of Securities by F-M UK Holding, on the terms set forth therein.

          The Company, the Original Guarantors, F-M UK Holding and the Additional Guarantors (as defined in the Third Supplemental Indenture) (the "Additional Guarantors" and, together with the Original Guarantors, F-M UK Holding and the New Guarantors, the "Guarantors") have duly executed and delivered a Third Supplemental Indenture dated as of October 9, 1998 (the "Third Supplemental Indenture"), providing for the guarantee of the aforementioned series of Securities by the Additional Guarantors, on the terms set forth therein.

          The New Guarantors desire to guarantee each of the aforementioned series of Securities and each additional series hereafter issued pursuant to the Indenture, such guarantee to be on the terms set forth herein.

          Section 8.1 of the Indenture provides that the Company, the Guarantors and the Trustee may at any time and from time to time enter into one or more indentures supplemental to the Indenture to subject each such subsidiary of the Company that becomes a guarantor under the Senior Credit Agreement (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Senior Credit Agreement), to the provisions of the Indenture as a Guarantor as permitted by Section 12.6 of the Indenture.

          All things necessary to make this Fourth Supplemental Indenture a valid agreement of the Company, the Guarantors and the Trustee, in accordance with its terms, have been done.

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE 1

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.1.    Definitions. For all purposes of this Fourth
                          -----------
Supplemental Indenture, capitalized terms used herein without definition shall have the meanings specified in the Indenture.

          Section 1.2.    Headings. The Article and Section headings herein are
                          --------
for convenience only and shall not affect the construction hereof.

          Section 1.3.    Successors and Assigns. This Fourth Supplemental
                          ----------------------
Indenture shall be binding upon the Company and the Guarantors and their respective successors and assigns and shall inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture and this Fourth Supplemental Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the conditions of the Indenture. This Fourth Supplemental Indenture shall be binding upon the Trustee and its successors and assigns.

          Section 1.4.    Ratification of Indenture; Supplemental Indentures
                          --------------------------------------------------
Part of Indenture. Except as expressly amended hereby, the Indenture is in all
-----------------
respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Fourth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

          Section 1.5.    Governing Law. THIS FOURTH SUPPLEMENTAL INDENTURE AND
                          -------------
THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 1.6.    Counterparts. This Fourth Supplemental Indenture may
                          ------------
be executed in any number of counterparts and by telecopier, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE 2

             SCOPE AND TERMS OF THIS FOURTH SUPPLEMENTAL INDENTURE

          Section 2.1.    Scope. The changes, modifications and supplements to
                          -----
the Indenture effected by this Fourth Supplemental Indenture shall be applicable with respect to, and govern the terms of, the Securities heretofore and hereafter issued pursuant to the Indenture.

          Section 2.2.    Additional Guarantors. Subject to the provisions of
                          ---------------------
Article 12 of the Indenture (including provisions for the release of a Guarantor), the New Guarantors shall be subject to the provisions of the Indenture as Guarantors of the Securities.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the day and year first above written.

                                        FEDERAL-MOGUL CORPORATION


                                             by:______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL DUTCH HOLDINGS INC.,
                                        as Guarantor


                                             by:______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL GLOBAL INC., as Guarantor


                                             by:______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL U.K. HOLDINGS INC.,
                                        as Guarantor


                                             by:______________________________
                                                  Name:
                                                  Title:


                                        CARTER AUTOMOTIVE COMPANY, INC.,
                                        as Guarantor


                                             by:______________________________
                                                  Name:
                                                  Title:

                                        FEDERAL MOGUL VENTURE CORPORATION,
                                        as Guarantor


                                             by:______________________________
                                                   Name:
                                                   Title:


                                        FEDERAL-MOGUL WORLD WIDE, INC.,
                                        as Guarantor


                                             by:______________________________
                                                   Name:
                                                   Title:


                                        FEDERAL-MOGUL GLOBAL PROPERTIES, INC.,
                                        as Guarantor


                                             by:______________________________
                                                   Name:
                                                   Title:


                                        FELT PRODUCTS MFG. CO., as Guarantor


                                             by:______________________________
                                                   Name:
                                                   Title:


                                        F-M UK HOLDING LIMITED, as Guarantor


                                             by:______________________________
                                                   Name:
                                                   Title:

                                              by:_____________________________
                                                   Name:
                                                   Title:

                                     FEDERAL-MOGUL IGNITION COMPANY (formerly
                                     Champion Spark Plug Company), as Guarantor


                                        by: ___________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL PRODUCTS, INC. (formerly Moog
                                     Automotive Products, Inc.), as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:

                                     FEDERAL-MOGUL AVIATION, INC. (formerly
                                     Champion Aviation, Inc.), as Guarantor


                                        by:___________________________________
                                             Name:
                                             Title:

                                     AE GOETZE FB INC., as Guarantor


                                         by:__________________________________
                                             Name:
                                             Title:

                                        BRAKE ACQUISITION INC., as Guarantor


                                            by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL AFTERMARKET OF CANADA
                                        INC., as Guarantor


                                            by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL CAMSHAFTS, INC., as
                                        Guarantor


                                            by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL CAROLINA, INC., as
                                        Guarantor


                                            by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL ENGINEERED BEARINGS, INC., as Guarantor


                                            by:_______________________________
                                                  Name:
                                                  Title:

                                        FEDERAL-MOGUL FLOWERY BRANCH, L.L.C.,
                                        as Guarantor


                                             by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL LAGRANGE, INC.,
                                        as Guarantor


                                             by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL PISTON RINGS, INC.,
                                        as Guarantor



                                             by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL POWERTRAIN, INC.,
                                        as Guarantor


                                             by:_______________________________
                                                  Name:
                                                  Title:


                                        FEDERAL-MOGUL RPB, INC.,
                                        as Guarantor


                                             by:_______________________________
                                                  Name:
                                                  Title:

                         FEDERAL-MOGUL SEALING SYSTEMS, INC., as
                         Guarantor


                              by:______________________________________
                                    Name:
                                    Title:


                         FEDERAL-MOGUL SINTERED PRODUCTS-
                         WAUPUN, INC., as Guarantor


                              by:______________________________________
                                    Name:
                                    Title:


                         FEDERAL-MOGUL SINTERED PRODUCTS, INC., as
                         Guarantor


                              by:______________________________________
                                    Name:
                                    Title:


                         FEDERAL-MOGUL SOUTH BEND, INC., as Guarantor


                              by:______________________________________
                                    Name:
                                    Title:

                         FEDERAL-MOGUL SYSTEMS PROTECTION
                         GROUP, INC., as Guarantor


                              by:______________________________________
                                    Name:
                                    Title:

                         FEDERAL-MOGUL TECHNOLOGY, INC., as
                         Guarantor


                              by:_______________________________________
                                    Name:
                                    Title:


                         FERODO AMERICA, INC., as Guarantor


                              by:______________________________________
                                    Name:
                                    Title:

                         FERODO TECHNICAL CENTER INC., as Guarantor


                              by:_______________________________________
                                    Name:
                                    Title:


                         MCCORD SEALING, INC., as Guarantor


                              by:______________________________________
                                    Name:
                                    Title:


                         T&N INDUSTRIES INC., as Guarantor


                              by:______________________________________
                                    Name:
                                    Title:

                         WEYBURN ACQUISITION CORPORATION, as
                         Guarantor


                              by:______________________________________
                                    Name:
                                    Title:

                         THE BANK OF NEW YORK, as Trustee


                              by:_______________________________________
                                    Name:
                                    Title: